ING PRIME RATE TRUST

(“Trust”)

Supplement dated April 21, 2010

to the Trust’s Prospectuses dated August 17, 2009

673.602 Shares of Beneficial Interest

On April 15, 2010 the Trust sold 673.602 shares of beneficial interest of the Trust through the Trust’s Shareholder Investment Program pursuant to a Distribution Agreement with ING Funds Distributor, LLC (“IFD”) at a sales price of $6.058 per share.

Gross Proceeds	$4,080.68
Commission to IFD	$0.00
Net Proceeds to Trust	$4,080.68

On April 15, 2010 the last day of the corresponding pricing period, the last reported sales price of the Shares on the NYSE was $6.000

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE